UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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MKS Instruments, Inc.
(Name of Registrant as Specified in its Charter)

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Your Vote Counts! MKS INSTRUMENTS, INC. 2021 Annual Meeting For holders as of March 3, 2021 Date: May 11, 2021 Time: 10:00 AM ET Location: Virtual-only at www.virtualshareholdermeeting.com/MKSI2021 Vote by May 10, 2021 11:59 PM ET MKS INSTRUMENTS, INC. 2 TECH DRIVE SUITE 201 ANDOVER, MA 01810 D39078-P52032 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 11, 2021. You invested in MKS INSTRUMENTS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Meeting. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR receive a free paper or email copy of the proxy materials by making a request prior to April 27, 2021. If you would like to request a copy of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. If you want to receive a paper or email copy of the proxy materials, you must request one. Requests, instructions and other inquiries sent to sendmaterial@proxyvote.com will NOT be forwarded to investment advisors of shareholders. This communication only presents an overview of the more complete proxy materials. We encourage shareholders to access and review all of the important information contained in the proxy materials before voting. For complete information and to vote before the Meeting, visit www.ProxyVote.com Control # Smartphone users Vote Virtually during the Meeting Point your camera here and vote May 11, 2021 10:00 AM, Eastern Time before the Meeting without entering a control number Vote virtually at: www.virtualshareholdermeeting.com/MKSI2021 You may also vote by mail or by telephone by requesting a free paper copy of the proxy materials as described above and following the instructions on your proxy card. V1

Vote before the Meeting at www.ProxyVote.com THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES. This is an overview of the proposals being presented at the Meeting. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters. Voting Items Board Recommends 1. The election of the three nominees listed below as Class I Directors, each to serve for a three-year term: Nominees: 01) Rajeev Batra For 02) Gerald G. Colella 03) Elizabeth A. Mora 2. The approval, on an advisory basis, of executive compensation. For 3. The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021. For NOTE: To transact such other business as may properly come before the Meeting and any adjournment or postponement of the Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery.” D39079-P52032